
                                                                                              Exhibit 20 (b)

                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                                               Certificate Balance
                                                                          -----------------------------
                                                       Total              Percent           Balance
                                                       -----              -------      ----------------
Original Deal Parameter
-----------------------
Discounted Principal Balance                     1,231,231,519.20
Aggregate Net Investment Value (ANIV)            1,231,231,519.20
Initial Certificate Balance                                                100.00%     1,206,600,000.00
Percent of ANIV                                                                                  98.00%
Certificate Factor                                                                            1.0000000
Certificate Rate
Weighted Average Coupon (WAC)                               7.66%
Weighted Average Remaining Term (WAM)                        35.8
Servicing Fee Percentage                                    1.00%
Servicer Advance                                     2,825,418.78
Servicer Payahead                                    1,580,862.05
Reserve Fund:
  Initial Deposit Amount                            30,780,787.98
  Specified Reserve Fund Percentage                         2.50%
  Specified Reserve Fund Amount                     30,780,787.98
  Trigger Percentage                                        5.00%
  Trigger Amount                                    61,561,575.96

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance                     1,217,716,677.65
Aggregate Net Investment Value                   1,231,231,519.20
Certificate Balance                                                                    1,206,600,000.00
Adjusted Certificate Balance                                                           1,206,600,000.00
Percent of ANIV                                                                                  98.00%
Certificate Factor                                                                            1.0000000
Servicer Advances                                    3,316,515.38
Servicer Pay Ahead Balance                           1,371,766.67
Maturity Advances Outstanding                                   -
Cumulative Credit Losses to Date                      (30,557.67)
Cumulative Reimbursed Credit Loss                     (30,557.67)
Cumulative Residual Value Gain (Loss)                           -
Cumulative Reimbursed Residual Value Losses                     -
Certificate Principal Loss Amount                               -
Number of Current Contracts                                56,141
Weighted Average Coupon (WAC)                               7.65%
Weighted Average Remaining Term (WAM)                       34.79

End of Period Balances
----------------------
  Discounted Principal Balance                   1,231,230,122.49
  Aggregate Investment Value                     1,231,231,519.20
  Certificate Balance
  Adjusted Certificate Balance
  Percent of ANIV
  Certificate Factor
  Servicer Advances                                  3,290,535.49
  Servicer Pay Ahead Balance                         2,662,319.58
  Cumulative Credit Losses to Date                     225,092.45
  Cumulative Reimbursed Credit Loss                    225,092.45
  Cumulative Residual Value Gain (Loss)                         -
  Cumulative Reimbursed Residual Value Losses                   -
  Certificate Principal Loss Amount                             -
  Maturity Advances Outstanding                                 -
  Number of Current Contracts                              57,144
  Weighted Average Coupon (WAC)                             7.65%
  Weighted Average Remaining Term (WAM)                     33.88


                                          TOYOTA MOTOR CREDIT CORPORATION
                            Servicer's Certificate - Toyota Auto Lease Trust 1997-A
 Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                   Class  A1         Class  A1     Class  A2     Class  A2
                                                    Percent           Balance       Percent       Balance
                                                   ---------       -------------   ---------   --------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                           33.98%       410,000,000.00     53.87%   650,000,000.00
Percent of ANIV                                                             33.30%                      52.79%
Certificate Factor                                                      1.0000000                   1.0000000
Certificate Rate                                                             6.20%                       6.35%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                410,000,000.00              650,000,000.00
Adjusted Certificate Balance                                       410,000,000.00              650,000,000.00
Percent of ANIV                                                             33.30%                      52.79%
Certificate Factor                                                      1.0000000                   1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                              410,000,000.00              650,000,000.00
  Adjusted Certificate Balance                                     410,000,000.00              650,000,000.00
  Percent of ANIV                                                           33.30%                      52.79%
  Certificate Factor                                                    1.0000000                   1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)



                                       TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                   Class A3          Class  A3     Class B           Class B
                                                   Percent            Balance      Percent           Balance
                                                   --------        -------------   -------        -------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                            6.03%       72,750,000.00      6.12%       73,850,000.00
Percent of ANIV                                                             5.91%                          6.00%
Certificate Factor                                                     1.0000000                      1.0000000
Certificate Rate                                                            6.45%                          6.75%
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                                72,750,000.00                  73,850,000.00
Adjusted Certificate Balance                                       72,750,000.00                  73,850,000.00
Percent of ANIV                                                             5.91%                          6.00%
Certificate Factor                                                     1.0000000                      1.0000000
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                              72,750,000.00                  73,850,000.00
  Adjusted Certificate Balance                                     72,750,000.00                  73,850,000.00
  Percent of ANIV                                                           5.91%                          6.00%
  Certificate Factor                                                   1.0000000                      1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                     TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                Transferor Interest
                                                      Balance
                                                -------------------
Original Deal Parameter
-----------------------
Discounted Principal Balance
Aggregate Net Investment Value (ANIV)
Initial Certificate Balance                           24,631,519.20
Percent of ANIV                                                2.00%
Certificate Factor
Certificate Rate
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)
Servicing Fee Percentage
Servicer Advance
Servicer Payahead
Reserve Fund:
  Initial Deposit Amount
  Specified Reserve Fund Percentage
  Specified Reserve Fund Amount
  Trigger Percentage
  Trigger Amount

Input from Prior Monthly Servicer's Certificate
-----------------------------------------------
Discounted Principal Balance
Aggregate Net Investment Value
Certificate Balance                                   24,631,519.20
Adjusted Certificate Balance                          24,631,519.20
Percent of ANIV                                                2.00%
Certificate Factor
Servicer Advances
Servicer Pay Ahead Balance
Maturity Advances Outstanding
Cumulative Credit Losses to Date
Cumulative Reimbursed Credit Loss
Cumulative Residual Value Gain (Loss)
Cumulative Reimbursed Residual Value Losses
Certificate Principal Loss Amount
Number of Current Contracts
Weighted Average Coupon (WAC)
Weighted Average Remaining Term (WAM)

End of Period Balances:
----------------------
  Discounted Principal Balance
  Aggregate Investment Value
  Certificate Balance                                 24,631,519.20
  Adjusted Certificate Balance                        24,631,519.20
  Percent of ANIV                                              2.00%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Cumulative Credit Losses to Date
  Cumulative Reimbursed Credit Loss
  Cumulative Residual Value Gain (Loss)
  Cumulative Reimbursed Residual Value Losses
  Certificate Principal Loss Amount
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Coupon (WAC)
  Weighted Average Remaining Term (WAM)


                                     TOYOTA MOTOR CREDIT CORPORATION
                        Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997


Currently Monthly Collection Activity
-------------------------------------
Principal Collections                                8,966,716.56
Prepayments in Full - Number                                  119
Prepayments in Full - Amount                         2,611,650.66
Reallocation - Number of Leases                                35
Reallocation Payment                                   885,214.03
Interest Collections                                 9,052,073.82
Net Liquidation Proceeds - Credit Losses             1,683,093.94
Non-recoverable Advances                               (39,994.13)
Increase (Decrease) in Maturity Advances                        -
Net Liquidation Proceeds - Vehicle Sales                        -
Reimbursed Certificate Principal Losses                         -
Net Investment Income                                           -
                                                    -------------
Total Available                                     23,158,754.88

Increase (Decrease) in Sevicer Advances                (25,979.89)
(Increase) Decrease in PayAheads Held               (1,290,552.91)

                                                                                     ANIV
Current Monthly Operational Activity                      Vehicles                  Balance
------------------------------------                      --------               ------------
Inventory on Hand:
Matured Lease Vehicle Inventory                                  0
Repossed Vehicle Inventory                                     131               2,887,551.64
                                                          --------               ------------
Total Inventory on Hand                                        131               2,887,551.64
                                                          ========               ============

Residual Value Gain (Loss):
Matured Lease Vehicle Inventory Sold                                                        -
Net Liquidation Proceeds                                                                    -
Net Residual Value Gain (Loss)                                                              -
Cumulative Residual Value Gain (Loss) all periods                                           -

Liquidation of ChargeOffs and Repossessions:
Liquidated Contracts                                            90
Discounted Principal Balance                                                     1,938,744.06
Net Liquidation Proceeds                                                        (1,683,093.94)
Recoveries - Previously Liquidated Contracts
Aggregate Credit Losses for the Collection Period                                  255,650.12
Cumulative Credit Losses for all Periods                                           225,092.45
Repossessed in Current Period                                   96

                                                          Accounts   Percent        ANIV        Percent
Delinquent Contracts:                                     --------   -------    -------------   -------
31-60 Days Delinquent                                          576     1.01%    12,943,045.78     1.05%
61-90 Days Delinquent                                           45     0.08%       974,803.24     0.08%
Over 90 Days Delinquent                                         11     0.02%       299,901.09     0.02%
                                                          --------   -------    -------------   -------
Total Delinquencies                                            632     1.11%    14,217,750.11     1.15%
                                                          ========   =======    =============   =======

                                                                                   Amount
                                                                                -------------
Beginning Unreinvested Principal Collections                                    13,514,841.84
Current Month Principal Collections                                             14,402,325.31
                                                                                -------------
Total Available                                                                 27,917,167.15
Allocation to Subsequent Contracts and Lease Vehicles                           27,915,770.15
                                                                                =============
Ending Unreinvested Principal Collections                    1,247                   1,397.00
                                                                                =============


                                        TOYOTA MOTOR CREDIT CORPORATION
                           Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                                                       Annual
                                                                        Amount         Amount
                                                                    -------------   -------------
Capped and Uncapped Expenses:
Capped Contingent and Excess Liability Premiums                         13,530.52       27,061.04
Capped Titling Trust Administration Expenses                             1,250.00        2,500.00
Capped Securitization Trust Administration Expenses                        833.33        1,666.66
Uncapped Titling Trust Administration Expenses
Uncapped Securitization Trust Administration Expenses
                                                                        ---------       ---------
Total Capped and Uncapped Expenses                                      15,613.85       31,227.70
Paid Expenses                                                           15,613.85       31,227.70
Previous Unpaid Balance
Current Unpaid Balance


Servicers Fee Due:
Due from Previous Periods
Due for this Period                                                  1,026,026.27
Paid this Period                                                    (1,026,026.27)
Service Fee Balance Due                                                         -
Supplemental Servicer's Fees                                            82,345.86

                                                        Number       Scheduled          Sale         Average
Matured Vehicles Sold for                                Sold        Maturities         Ratio         Loss
each Collection Period:                              ------------   -------------   --------------   -------
Second Preceding Collection Period
First Preceding Collection Period
Current Collection Period
Three Month Average

                                                                                      Annualized
                                                                                       Average
                                                                                      Charge-Off
                                                                                         Rate
Ratio of Net Credit Losses to the Average Pool                                      ---------------
Balance for Each Collection Period:
Second Preceeding Collection Period
First Preceeding Collection Period                                                          (0.03%)
Current Collection Period                                                                    0.25%
Three Month Average                                                                          0.07%


Ratio of Number of Contracts Delinquent 60 Days or
More to the Outstanding Number of Receivables as of
Each Collection Period (Includes Repossessions):
Second Preceding Collection Period
First Preceding Collection Period                                                            0.09%
Current Collection Period                                                                    0.10%
Three Month Average                                                                          0.06%

                                                        Class B        Class A         Total
Reserve Fund:                                           Amount         Amount          Amount
Beginning Balance                                    1,227,656.25   29,553,131.73   30,780,787.98
Withdrawal Amount
Transferor Excess
                                                     ------------   -------------   -------------
Ending Balance                                       1,227,656.25   29,553,131.73   30,780,787.98
Specified Reserve Fund Balance                       1,227,656.25   29,553,131.73   30,780,787.98
                                                     ------------   -------------   -------------
Release to Transferor
Cumulative Withdrawal Amount



                                      TOYOTA MOTOR CREDIT CORPORATION
                         Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                                               Certificate Balance
                                                                           ----------------------------
                                                               Total       Percent         Balance
                                                           -------------   -------    -----------------
Certificate Interest Earned                                                                6,364,354.17
Interest:
  Interest Collections                                      9,052,073.82     98.00%
  Prior Carryover Shortfall                                            -
  Carryover Shortfall (Inc) Dec                                        -
  Total Carryover Shortfall                                            -
  Servicers Fee                                            (1,026,026.27)
  Capped and Uncapped Expenses                                (15,613.85)
  Non-recoverable Advances                                    (39,994.13)
  B Certificate Interest Subordinated Inc (Dec)                        -
  B Certificate Principal Subordinated Inc (Dec)                       -
                                                            ------------
  Total Interest Available                                  7,970,439.57
                                                            ------------
  Interest on Carryover Shortfall                                      -
  Interest on Certificate Principal Loss Amount                        -
                                                            ------------                   ------------
  Interest Distributed/Allocated                            7,970,430.57                   6,364,354.17
                                                            ------------                   ------------
Principal:  (Revolving Period memo only)
  Principal Collections                                    12,463,581.25
  Liquidated Contracts                                      1,938,744.06
  Accelerated Principal Distribution Amount                            -
  Carryover Shortfall                                                  -
  Prior Carryover Shortfall                                            -
  Total Carryover Shortfall                                            -
  B Certificate Principal Subordinated Inc (Dec)                       -
                                                           -------------
  Total Principal Distribution                             14,402,325.31
                                                           -------------
Certificate Principal Loss Amounts:
  Previous Certificate Principal Loss Amount                           -
  Current Certificate Principal Loss Amount                   255,650.12
  Reimbursed Certificate Principal Loss Amount               (255,650.12)
  Ending Certificate Principal Loss Amount                             -
Class B Principal Subordinated:
  Beginning Balance                                                    -
  Current increase (decrease)
  Ending Balance
Class B Interest Subordinated:
  Beginning Balance                                                    -
  Current increase (decrease)
  Ending Balance
Principal Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
  Distribution - Current Period                             1,350,435.29
  Allocations - Current Period                              6,364,354.17                 6,364,354.17
  Allocations - Not Disbursed Beginning of Period             212,145.14                   212,145.14
  Allocations - Not Disbursed End of Period                 6,576,499.31                 6,576,499.31
Due To Trust - Current Period:
  Total Distribution Amount                                 1,350,435.29
  Total Allocation Amount                                   6,364,354.17                 6,364,354.17
  Beginning Balance Uninvested Principal Collections
  Ending Balance Uninvested Principal Collections               1,397.00
                                                            ------------                 ------------
Total Due To Trust                                          7,716,186.45                 6,364,354.17
                                                            ------------                 ------------


                                       TOYOTA MOTOR CREDIT CORPORATION
                          Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                   Class A1        Class A1        Class A2       Class A2
                                                   Percent         Balance         Percent        Balance
                                                   --------        ------------    --------       ------------
Certificate Interest Earned                                        2,118,333.33                   3,439,583.33
Interest:
  Interest Collections
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                   ------------                   ------------
  Interest Distributed/Allocated                                   2,118,333.33                   3,439,583.33
                                                                   ------------                   ------------

Principal:  (Revolving Period memo only)
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution
Certificate Principal Loss Amounts:
  Previous Certificate Principal Loss Amount
  Current Certificate Principal Loss Amount
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class B Interest Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Principal Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period                                     2,118,333.33                   3,439,583.33
  Allocations - Not Disbursed Beginning of Period                     70,611.11                     114,652.78
  Allocations - Not Disbursed End of Period                        2,188,944.44                   3,554,236.11
Due To Trust - Current Period:
  Total Distribution Amount                                                   -                              -
  Total Allocation Amount                                          2,118,333.33                   3,439,583.33
  Beginning Balance Uninvested Principal Collections
  Ending Balance Uninvested Principal Collections
                                                                   ------------                   ------------
     Total Due To Trust                                            2,118,333.33                   3,439,583.33
                                                                   ------------                   ------------


                                       TOYOTA MOTOR CREDIT CORPORATION
                           Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

                                                   Class A3        Class A3        Class B        Class B
                                                   Percent         Balance         Percent        Balance
                                                   --------        ----------      -------        ----------
Certificate Interest Earned                                        391,031.25                     415,406.25
Interest:
  Interest Collections
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                   ----------                     ----------
  Interest Distributed/Allocated                                   391,031.25                     415,406.25
                                                                   ----------                     ----------
Principal:  (Revolving Period memo only)
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution
Certificate Principal Loss Amounts:
  Previous Certificate Principal Loss Amount
  Current Certificate Principal Loss Amount
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class B Interest Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Principal Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period                                     391,031.25                     415,406.25
  Allocations - Not Disbursed Beginning of Period                   13,034.38                      13,846.88
  Allocations - Not Disbursed End of Period                        404,065.63                     429,253.13
Due To Trust - Current Period:
  Total Distribution Amount                                                 -                              -
  Total Allocation Amount                                          391,031.25                     415,406.25
  Beginning Balance Uninvested Principal Collections
  Ending Balance Uninvested Principal Collections
                                                                   ----------                     ----------
     Total Due To Trust                                            391,031.25                     415,406.25
                                                                   ----------                     ----------


                                        TOYOTA MOTOR CREDIT CORPORATION
                           Servicer's Certificate - Toyota Auto Lease Trust 1997-A
  Distribution Date of October 27, 1997 for the Collection Period of September 1,  through September 30, 1997

Transferor Interest
                                                                   ----------------------------
                                                                   Percent            Balance
                                                                   -------         ------------
Certificate Interest Earned
Interest:
  Interest Collections                                             2.00%
  Prior Carryover Shortfall
  Carryover Shortfall (Inc) Dec
  Total Carryover Shortfall
  Servicers Fee
  Capped and Uncapped Expenses
  Non-recoverable Advances
  B Certificate Interest Subordinated Inc (Dec)
  B Certificate Principal Subordinated Inc (Dec)
  Total Interest Available
  Interest on Carryover Shortfall
  Interest on Certificate Principal Loss Amount
                                                                                   ------------
  Interest Distributed/Allocated                                                   1,606,085.41
                                                                                   ------------
Principal:  (Revolving Period memo only)
  Principal Collections
  Liquidated Contracts
  Accelerated Principal Distribution Amount
  Carryover Shortfall
  Prior Carryover Shortfall
  Total Carryover Shortfall
  B Certificate Principal Subordinated Inc (Dec)
  Total Principal Distribution
Certificate Principal Loss Amounts:
  Previous Certificate Principal Loss Amount                                        (255,650.12)
  Current Certificate Principal Loss Amount
  Reimbursed Certificate Principal Loss Amount
  Ending Certificate Principal Loss Amount
Class B Principal Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Class B Interest Subordinated:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
Principal Distributions/Allocations:
  Distribution - Current Period
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
Interest Distributions/Allocations:
  Distribution - Current Period                                                    1,350,435.29
  Allocations - Current Period                                                                -
  Allocations - Not Disbursed Beginning of Period                                             -
  Allocations - Not Disbursed End of Period                                                   -
Due To Trust - Current Period:
  Total Distribution Amount                                                        1,350,435.29
  Total Allocation Amount                                                                     -
  Beginning Balance Uninvested Principal Collections
  Ending Balance Uninvested Principal Collections
                                                                                   ------------
     Total Due To Trust                                                            1,350,435.29
                                                                                   ------------


    /S/ SYLVIA SHULER
-----------------------------
        Sylvia Shuler
    Controller-Operations
